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                                                                    EXHIBIT 99.2

                              STATEMENT UNDER OATH
                                       OF
                           PRINCIPAL FINANCIAL OFFICER
                                       OF
                              TRIAD HOSPITALS, INC.
                        REGARDING FACTS AND CIRCUMSTANCES
                        RELATING TO EXCHANGE ACT FILINGS


I, BURKE W. WHITMAN, state and attest that:

     1) To the best of my knowledge, based upon a review of the covered reports of TRIAD HOSPITALS, INC, and, except as corrected or supplemented in a subsequent covered report:

          o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

          o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     2) I have reviewed the contents of this statement with the Company's audit committee.

     3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

          o 2001 Annual Report on Form 10-K of TRIAD HOSPITALS, INC., filed with the Commission on March 29, 2002;

          o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of TRIAD HOSPITALS, INC., filed with the Commission subsequent to the filing of the Form 10-K identified above; and

          o    any amendments to any of the foregoing.


Date:  August 12, 2002.                            /s/ Burke W. Whitman
                                              ------------------------------
                                                     Burke W. Whitman


SUBSCRIBED AND SWORN TO before me this 12th day of August, 2002.

                                                   /s/
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                                                        Notary Public